As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

James R. Arnold, President Managed Portfolio Series c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Ave, 5th Fl Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-6802

Date of fiscal year end:	December 31, 2016

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

SEMI-ANNUAL REPORT

June 30, 2016

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND

July 2016

Fellow Investors,

Our performance this year has been disappointing. The Fund lost 8.74% through 30 June 2016 versus the S&P 500® Total Return Index which is up 3.84% over the same time period. The biggest contributors to the loss during that period were Alliance Data Systems Corporation, Gilead Sciences, Inc., and our airline holdings specifically Allegiant Travel Company and Delta Airlines, Inc. Our strategy of buying good companies for less than we believe them to be worth and holding them until the price matches our assessment of their value did not keep up with what we believe is now a liquidity and momentum driven market. More on that in a moment.

It's been an interesting six months. The U.S. equity markets have been quite volatile, selling off from January through late February then recovering completely by early June. In late June the markets repeated that performance in a very compressed timeframe in reaction to the United Kingdom's referendum to leave the European Union. High yield bond markets mirrored the equity markets in the first quarter (rapid decline then recovery), but remained steady when equities sold off in June. Treasury yields declined throughout the first half of the year with the unusual result that on June 30th the equity markets were essentially at their all time high, while treasury yields were at their all time low. More commonly bond yields are at low levels when equity markets are at low levels: investors sell their stocks, driving the price down, and buy bonds — driving the price of bonds up and consequently the yield on bonds down. Today both bonds and stocks are trading at high prices so we don't think it is a fear of stock prices falling that has driven bond prices up.

The U.S. economy, as measured by the change in real gross domestic product, has grown slowly in the first half of the year with year over year growth of just .8% in the first quarter and 1.2% in the second quarter. This slow growth was reflected in corporate revenues and earnings, with both revenues and earnings declining on a year over year basis in both the first and second quarters. In response to both domestic economic conditions and international concerns the Federal Reserve Board has kept short term rates at .5%. More or less simultaneously with the Federal Reserve Board decision in February not to raise rates the dollar stopped appreciating against most other currencies and commodity prices stopped falling.

Internationally the European Central Bank continued to keep short term interest rates in the Eurozone below zero and they continued to buy both government and corporate debt in an effort to stimulate their economies. Japan has followed a similar path with the Japanese central bank keeping interest rates negative and buying government bonds and exchange traded funds containing Japanese equities. Neither central bank appears to be having much success in their stated goal of stimulating their respective economies.

MUHLENKAMP FUND

We believe negative interest rates in Europe and Japan have pushed money into U.S. bond and stock markets — driving stock and bond prices up and bond yields down. We don't know how long that will continue to be the case or how much of the recent price action it accounts for. Declining levels of margin debt indicate some investors are less certain of the markets than they were a year ago. If we were to sum it up we would say that the markets are caught between a slowing U.S. economy and waves of cash coming from overseas as investors search for yield they can no longer find at home. Not all stocks have participated in the rally: the portion of the market that is most sensitive to economic cycles sold off in late 2015 and remains at low levels: this has affected a portion of our portfolio and accounts for a portion of the difference between our performance and the S+P 500. Stocks that are viewed as bond substitutes are among the stocks that have been bid up this year as investors search for yield in an environment when bonds offer very little.

This setup keeps us cautious. We put a little of our cash to work in February when equity prices were falling, in retrospect we should have put more to work. We continue to hold a large cash reserve and will put it to work as attractive opportunities present themselves.

Sincerely,

Ron Muhlenkamp, Manager Muhlenkamp & Company, Inc.	Jeff Muhlenkamp, Co-Manager Muhlenkamp & Company, Inc.

The comments made in this commentary are opinions and are not intended to be investment advice or a forecast of future events.

The S&P 500 Index is a widely recognized index of common stock prices. The S&P 500 Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index.

Treasury Yield is the return on investment, expressed as a percentage, on the U.S. government's debt obligations (bonds, notes and bills).

Gross Domestic Product (GDP) is the total market value of all goods and services produced within a country in a given period of time (usually a calendar year).

Real Rate is the nominal rate minus the rate of inflation.

Exchange-Traded Fund (ETF) is an investment fund that tracks a commodity, a basket of securities, or an index (e.g. S&P 500, MSCI EAFE), but trades like a stock on an

MUHLENKAMP FUND

exchange. ETFs experience price changes throughout the day as they are bought and sold.

Margin Debt is the dollar value of securities purchased through borrowing via a "margin account." The margin account value changes in step with the value of the underlying securities.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Past performance is no guarantee of future results. Index performance is not indicative of fund performance.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 14 for a complete list of Fund holdings.

MUHLENKAMP FUND

A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a widely recognized index of common stock prices. The S&P 500 Index is weighted by a market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 12/31/05 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

*  Unaudited

MUHLENKAMP FUND

Average Annual Total Returns (Unaudited)
as of June 30, 2016

Muhlenkamp Fund	Year to Date		One Year		Three Year		Five Year	Ten Year	Since Inception*
Return Before Taxes	–	8.74%	–	15.96%	–	0.34%	3.68%	0.09%	8.72%
S&P 500**	3.84%		3.99%		11.66%		12.10%	7.42%	9.95%
Consumer Price Index***	1.91%		1.01%		1.06%		1.32%	1.74%	2.55%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

*  Operations commenced on November 1, 1988.

**  The S&P 500 Index is a widely recognized index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***  Consumer Price Index — U.S. CPI Consumer USA (Non-Seasonally Adjusted) Index

MUHLENKAMP FUND

Annual Returns Since Inception(1)
(Unaudited)

One-Year Period Ended 12/31/####		Total Return Muhlenkamp Fund	Total Return S&P 500 Index	Annual Percent Change in Consumer Price Index
1989		12.45%	31.69%	4.65%
1990		–14.90%	–3.10%	6.11%
1991		45.39%	30.47%	3.06%
1992		15.80%	7.62%	2.90%
1993		18.12%	10.08%	2.75%
1994		–7.19%	1.32%	2.67%
1995		32.96%	37.58%	2.54%
1996		29.98%	22.96%	3.32%
1997		33.30%	33.36%	1.70%
1998		3.22%	28.58%	1.61%
1999		11.40%	21.04%	2.68%
2000		25.30%	–9.10%	3.39%
2001		9.35%	–11.89%	1.55%
2002		–19.92%	–22.10%	2.38%
2003		48.08%	28.68%	1.88%
2004		24.51%	10.88%	3.26%
2005		7.88%	4.91%	3.42%
2006		4.08%	15.79%	2.54%
2007		–9.66%	5.49%	4.08%
2008		–40.39%	–37.00%	0.09%
2009		31.49%	26.46%	2.72%
2010		6.14%	15.06%	1.50%
2011		–4.74%	2.11%	2.96%
2012		12.52%	16.00%	1.74%
2013		34.43%	32.39%	1.50%
2014		0.64%	13.69%	0.76%
2015		–6.21%	1.38%	0.73%
2016	(2)	–8.74%	3.84%	1.91%

(1)  Operations commenced on November 1, 1988.

(2)  Total Return is for the six months ending June 30, 2016.

MUHLENKAMP FUND

EXPENSE EXAMPLE
June 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/16 to 6/30/16).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the following Example. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
June 30, 2016 (Unaudited)

determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period 1/1/16 – 6/30/16*
Actual	$1,000.00	$912.60	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22

*  Expenses are equal to the Fund's annualized expense ratio of 1.24% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2016 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services, LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
June 30, 2016 (Unaudited)

ASSETS
Investments, at value (Cost $238,537,161)	$274,177,495
Dividends and interest receivable	102,070
Receivable for Fund shares sold	4,218
Prepaid expenses	15,617
Total assets	274,299,400
LIABILITIES
Payable to Adviser	229,528
Payable for Fund shares redeemed	292,298
Payable administration fees	32,336
Payable transfer agent and accounting costs	30,635
Payable custodian fees	3,762
Accrued expenses and other liabilities	37,623
Total liabilities	626,182
Net Assets	$273,673,218
NET ASSETS
Paid in capital	$235,556,901
Accumulated net investment loss	(258,817)
Accumulated undistributed net realized gain on investments sold and written option contracts expired or closed	2,734,800
Net unrealized appreciation on:
Investments	35,640,334
Net assets	$273,673,218
Shares issued and outstanding (unlimited number of shares authorized, no par value)	5,959,063
Net asset value, offering and redemption price per share	$45.93

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $15,300)		$1,418,112
Interest		99,823
Total investment income		1,517,935
EXPENSES:
Investment advisory fees (See Note 3)	$1,427,883
Transfer agent and accounting costs (See Note 3)	168,783
Administration fees (See Note 3)	99,664
Reports to shareholders	31,284
Federal & state registration fees	13,292
Custody fees (See Note 3)	9,632
Auditor fees	9,457
Trustees' fees and expenses	6,694
Legal fees	6,589
Compliance fees (See Note 3)	4,362
Insurance fees	2,450
Other	8,718
Total operating expense before expense reductions	1,788,808
Expense reductions (see Note 9)	(12,056)
Total expenses		1,776,752
NET INVESTMENT LOSS		(258,817)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments sold	2,136,963
Written option contracts expired or closed	597,837
Total net realized gain		2,734,800
Change in unrealized appreciation (depreciation) on:
Investments	(30,840,329)
Written option contracts	81,006
Total change in unrealized appreciation (deprecation)		(30,759,323)
Net realized and unrealized loss on investments		(28,024,523)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(28,283,340)

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net investment loss	$(258,817)	$(1,106,174)
Net realized gains on investments sold and written option contracts expired or closed	2,734,800	38,720,024
Change in unrealized appreciation (depreciation) on investments and written option contracts	(30,759,323)	(60,381,039)
Net decrease in net assets resulting from operations	(28,283,340)	(22,767,189)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,087,006	10,074,845
Dividends reinvested	—	30,105,176
Cost of shares redeemed	(24,678,144)	(95,373,334)
Net decrease in net assets resulting from capital share transactions	(22,591,138)	(55,193,313)
DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	—	(32,844,663)
Net decrease in net assets resulting from distributions to shareholders	—	(32,844,663)
TOTAL DECREASE IN NET ASSETS	(50,874,478)	(110,805,165)
NET ASSETS:
Beginning of period	324,547,696	435,352,861
End of period	$273,673,218	$324,547,696
Accumulated net investment loss	$(258,817)	$—

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016		2015	2014	2013	2012	2011
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$50.33		$59.50	$68.03	$52.22	$51.19	$53.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)		(0.17)	(0.29)	(0.13)	0.35	0.06
Net realized and unrealized gains (losses) on investments	(4.36)		(3.45)	0.81	18.10	6.01	(2.61)
Total from investment operations	(4.40)		(3.62)	0.52	17.97	6.36	(2.55)
LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	(0.35)	(0.06)
From realized gains	—		(5.55)	(9.05)	(2.16)	(4.98)	—
Total distributions	—		(5.55)	(9.05)	(2.16)	(5.33)	(0.06)
NET ASSET VALUE, END OF PERIOD	$45.93		$50.33	$59.50	$68.03	$52.22	$51.19
TOTAL RETURN	–8.74	%(1)	–6.21%	0.64%	34.43%	12.52%	–4.74%
NET ASSETS, END OF PERIOD (in millions)	$274		$325	$435	$488	$427	$487
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
Excluding expense reductions	1.25	%(2)	1.22%	1.27%	1.27%	1.26%	1.25%
Including expense reductions(3)	1.24	%(2)	1.21%	1.27%	1.26%	1.26%	1.25%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	(0.18	)%(2)	(0.28)%	(0.45)%	(0.21)%	0.56%	0.10%
PORTFOLIO TURNOVER RATE	20.93	%(1)	19.46%	33.93%	26.21%	38.09%	42.51%

(1)  Not Annualized.

(2)  Annualized.

(3)  The operating expense ratio includes expense reductions for minimum account maintenance fees deposited into the Fund (See Note 9).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 67.5%
Airlines — 5.7%
Allegiant Travel Company	31,441	$4,763,311
Delta Air Lines, Inc.	112,500	4,098,375
Spirit Airlines, Inc. (a)	150,000	6,730,500
		15,592,186
Biotechnology — 7.1%
Biogen, Inc. (a)	17,700	4,280,214
Gilead Sciences, Inc.	180,000	15,015,600
		19,295,814
Chemicals — 2.3%
Celanese Corporation — Series A	98,000	6,414,100
Computers & Peripherals — 4.4%
Apple, Inc.	125,730	12,019,788
Electronic Equipment, Instruments & Components — 1.6%
Universal Display Corporation (a)	66,000	4,474,800
Energy Equipment & Services — 3.0%
Halliburton Company	100,000	4,529,000
Schlumberger Ltd. (b)	48,000	3,795,840
		8,324,840
Health Care Providers & Services — 6.5%
Community Health Systems, Inc. (a)	295,000	3,554,750
McKesson Corporation	36,000	6,719,400
Quorum Health Corporation (a)	73,750	789,863
UnitedHealth Group, Inc.	47,000	6,636,400
		17,700,413
Household Durables — 1.5%
WCI Communities, Inc. (a)	249,200	4,211,480
IT Services — 9.2%
Alliance Data Systems Corporation (a)	100,000	19,592,000
Neustar, Inc. — Class A (a)	235,000	5,524,850
		25,116,850
Oil, Gas & Consumable Fuels — 3.2%
Bellatrix Exploration Ltd. (a)(b)	780,100	771,987
Dynagas LNG Partners LP (b)	155,000	2,115,750
GasLog Partners LP (b)	95,000	1,803,100
Golar LNG Partners LP (b)	200,000	3,666,000
Rex Energy Corporation (a)	360,000	237,780
Teekay Tankers Ltd. — Class A (b)	40,000	119,200
		8,713,817

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Name of Issuer or Title of Issue	Shares/Par	Value
COMMON STOCKS — 67.5% (Continued)
Pharmaceuticals — 9.4%
Bristol-Myers Squibb Company	150,000	$11,032,500
Lannett Company, Inc. (a)	300,000	7,137,000
Teva Pharmaceutical Industries Ltd. — ADR	150,000	7,534,500
		25,704,000
Semiconductors & Semiconductor Equipment — 3.4%
ON Semiconductor Corporation (a)	1,040,000	9,172,800
Software — 3.7%
Microsoft Corporation	200,000	10,234,000
Textiles, Apparel & Luxury Goods — 2.9%
Hanesbrands, Inc.	320,000	8,041,600
Trading Companies & Distributors — 3.6%
Rush Enterprises, Inc. — Class A (a)	379,907	8,186,996
Rush Enterprises, Inc. — Class B (a)	76,407	1,588,501
		9,775,497
Total Common Stocks (Cost $149,794,687)		184,791,985
EXCHANGE TRADED FUNDS — 4.8%
PowerShares Buyback Achievers Portfolio	100,000	4,520,000
SPDR Gold Shares (a)	68,075	8,612,849
Total Exchange Traded Funds (Cost $12,491,958)		13,132,849
SHORT-TERM INVESTMENTS — 27.9%
Money Market Fund — 18.7%
Fidelity Institutional Government Portfolio — Class I, 0.26% (c)	51,258,186	51,258,186
U.S. Treasury Bill — 9.2%
0.194%, 8/11/2016 (d)	$25,000,000	24,994,475
Total Short-Term Investments (Cost $76,250,516)		76,252,661
TOTAL INVESTMENTS (Cost $238,537,161) — 100.2%		274,177,495
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(504,277)
TOTAL NET ASSETS — 100.0%		$273,673,218

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

ADR  American Depository Receipt

(a)  Non-income producing security.

(b)  Foreign company.

(c)  The rate shown is the annualized seven day yield effective yield as of June 30, 2016.

(d)  Rate shown is effective yield as of June 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended June 30, 2016

1.  ORGANIZATION

Managed Portfolio Series (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Muhlenkamp Fund (the "Fund") is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Board Codification Topic 946 Financial Services — Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the "Adviser") to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

a.  Investment Valuations — Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis. The Fund's investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds ("ETFs") and real estate investment trusts ("REITs"), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

quotations are readily available are valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. These securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's assets and liabilities as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$184,791,985	$—	$—	$184,791,985
Exchange-Traded Funds	13,132,849	—	—	13,132,849
Short-Term Investments	51,258,186	24,994,475	—	76,252,661
Total Investments in Securities	$249,183,020	$24,994,475	$—	$274,177,495

*  Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

Transfers between levels are recognized at the end of the reporting period. During the six months ended June 30, 2016, the Fund recognized no transfers to/from any levels. The Fund did not invest in any Level 3 investments during the period.

b.  Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and regulations.

e.  Federal Taxes — It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2015. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has no examination in progress.

f.  Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.  Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

i.  Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange's clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's Statement of Assets and Liabilities and Statement of Operations. For the six months ended June 30, 2016, no long options contracts were purchased and 1,500 written option contracts were opened and $405,232 in premiums were received. See Note 6 for additional disclosures related to transactions in written options.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

Statement of Assets & Liabilities

No derivative instruments were held as of June 30, 2016. Therefore, there was no impact upon the Fund's Statement of Assets & Liabilities for the period ending June 30, 2016.

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2016:

	Amount of Realized Gain on Derivatives
Derivatives	Purchased Call Options	Written Call Options	Total
Equity contracts	$—	$597,837	$597,837
Total	$—	$597,837	$597,837
	Change in Unrealized Depreciation on Derivatives
Derivatives	Purchased Call Options	Written Call Options	Total
Equity contracts	$—	$81,006	$81,006
Total	$—	$81,006	$81,006

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Muhlenkamp & Company, Inc. (the "Adviser") to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser receives a fee for investment management. The Adviser charges a management fee equal to 1.00% per annum of the average daily market value of the Fund's net assets up to $1 billion and 0.90% per annum of those net assets in excess of $1 billion. The Adviser entered into an operating expenses limitation agreement with the Trust to prevent total annual Fund operating expenses (excluding acquired fund fees and expenses, broker commissions, leverage, interest, taxes and extraordinary expenses) from exceeding 1.50% of the Fund's net assets through July 31, 2016.

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Fund's Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the "Custodian") serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator performs various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees;

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

monitors the activities of the Fund's custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the six months ended June 30, 2016 are disclosed in the Statement of Operations.

4.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit agreement ("LOC") with U.S. Bank N.A., which expires July 28, 2016, to be used for temporary or emergency purposes, subject to certain restrictions and the rights of setoff on the Fund's assets, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $20 million or 33.33% of the fair value of the Fund's investments, whichever is less. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate (3.50% at June 30, 2016). The Fund has authorized U.S. Bank N.A. to charge any of the Fund's accounts for any missed payments. For the six months ended June 30, 2016, the Fund did not have any borrowing under the LOC. On July 28, 2016, the Fund renewed the LOC. Borrowing under the renewed LOC is limited to the lesser of $14 million or 33.33% of the fair value of the Fund's investments, whichever is less.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Shares outstanding, beginning of period	6,448,209	7,316,370
Shares sold	44,608	169,440
Dividends reinvested	321	590,409
Shares redeemed	(534,075)	(1,628,010)
Shares outstanding, end of period	5,959,063	6,448,209

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

6.  WRITTEN OPTION CONTRACTS

The number of written option contracts and the premiums received by the Fund during the six months ended June 30, 2016, were as follows:

	Number of Contracts	Premium Amount
Options outstanding, beginning of period	2,000	$330,494
Options written	1,500	405,232
Options closed	(300)	(62,699)
Options exercised	(1,000)	(276,735)
Options expired	(2,200)	(396,292)
Options outstanding, end of period	—	$—

See Note 2i for additional disclosures related to transactions in written options.

7.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities and short-term options, for the six months ended June 30, 2016, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$42,390,031	$—	$72,653,135

8.  FEDERAL TAX INFORMATION

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2015, the Fund did not have a capital loss carryover.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$259,828,505
Gross tax unrealized appreciation	$80,527,585
Gross tax unrealized depreciation	(14,046,922)
Net tax unrealized appreciation on investments	$66,480,663
Undistributed ordinary income	$—
Undistributed long term capital gains	—
Total distributable earnings	$—
Other accumulated loss	(81,006)
Total accumulated gain	$66,399,657

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2016

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Ordinary Income	$—	$—
Long-term capital gain	$—	$32,844,663

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gain to zero for the tax year ended December 31, 2015.

9.  EXPENSE REDUCTIONS

Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the six months ended June 30, 2016, the Fund's expenses were reduced $12,056 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2015, resulting in a decrease in the expenses being charged to shareholders.

10.  GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
Muhlenkamp & Company, Inc.

At the regular meeting of the Board of Trustees of Managed Portfolio Series ("Trust") on February 16-17, 2016, the Trust's Board of Trustees ("Board"), including all of the Trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, ("Independent Trustees") considered and approved the continuation of the Investment Advisory Agreement between the Trust and Muhlenkamp & Company, Inc. ("Muhlenkamp" or the "Adviser") regarding the Muhlenkamp Fund (the "Fund") (the "Investment Advisory Agreement") for another annual term.

Prior to the meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from Muhlenkamp and the Trust's administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement ("Support Materials"). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees' consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board's determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Muhlenkamp with respect to the Fund; (2) the Fund's historical performance and the performance of other investment companies managed by Muhlenkamp; (3) the costs of the services provided by Muhlenkamp and the profits realized by Muhlenkamp from services rendered to the Trust with respect to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund's benefit; and (6) other financial benefits to Muhlenkamp resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by a representative of Muhlenkamp, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Muhlenkamp set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Muhlenkamp performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued) –
Muhlenkamp & Company, Inc.

the basis of the Trustees' determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Muhlenkamp provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund's portfolio securities; (4) maintaining the required books and records for transactions that Muhlenkamp effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund's compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees also considered the investment philosophy of the portfolio managers and their portfolio management experience, including Mr. Ronald H. Muhlenkamp's management of the Fund since the inception of the Fund's predecessor in 1988. The Trustees also considered Muhlenkamp's strong capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Muhlenkamp provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Muhlenkamp. In assessing the quality of the portfolio management delivered by Muhlenkamp, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund's peer funds according to Morningstar classifications, and the composite of separate accounts that Muhlenkamp manages utilizing a similar investment strategy as that of the Fund. While the Trustees considered both short-term and long-term performance of the Fund, they placed greater emphasis on longer term performance. When reviewing the Fund's performance against the Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund's level of risk tolerance, may differ significantly from funds in the peer group. The Trustees noted the Fund's performance with regard to its Morningstar peer group was in the ninety-second, ninety-sixth, ninety-seventh, and one-hundredth percentiles for the one-year, three-year, five-year and ten-year periods ended December 31, 2015, respectively. The Trustees considered the Fund's performance compared to its benchmarks, noting that the Fund only slightly underperformed the S&P 500 Index for the since inception period ended December 31, 2015. The Trustees also considered that the Fund underperformed the S&P 500 Index during the three-year, five-year, ten-year, and since inception periods ended December 31, 2015, but noted that the Fund achieved positive returns during those periods. The Trustees took into account that the Fund utilizes a tax efficient, value-orientated investment strategy, and that the Adviser consequently uses an internal

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued) –
Muhlenkamp & Company, Inc.

benchmark of the Consumer Price Index ("CPI") plus a five percent premium as an additional means of evaluating the Fund's performance. In considering the Fund's performance compared to this supplementary benchmark, the Trustees observed that the Fund's performance was generally in line over longer-term periods. The Trustees also noted that the Fund underperformed the S&P 500 Index and the Adviser's internal supplementary benchmark during the one-year period ended December 31, 2015, but took into account additional information provided by Muhlenkamp throughout the course of the year describing the market conditions and/or investment strategies and techniques employed by the Adviser that contributed to the Fund's underperformance. The Trustees concluded their performance analysis by noting the generally comparable performance of the Fund and the composite of similar accounts managed by Muhlenkamp over most relevant periods.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Muhlenkamp under the Investment Advisory Agreement, as well as Muhlenkamp's profitability from services that Muhlenkamp rendered to the Fund during the 12 month period ended June 30, 2015. In that regard, the Trustees noted Muhlenkamp subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund. The Trustees further considered the management fees that Muhlenkamp charges to separately managed accounts with similar investment strategies and similar asset levels as that of the Fund are slightly less than the advisory fee that the Fund pays to Muhlenkamp. The Trustees also took into account that Muhlenkamp has additional responsibilities with respect to the Fund, including additional compliance obligations, the preparation of Board and shareholder materials, and substantial direct shareholder communications and services which utilize additional Adviser resources and justify the higher fee. The Trustees concluded that Muhlenkamp's service relationship with the Fund is not profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted the Fund's advisory fee was higher than the average and median management fees reported for the benchmark category. They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range of that borne by funds in the benchmark category. The Trustees also considered that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Muhlenkamp's advisory fee continues to be reasonable.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued) –
Muhlenkamp & Company, Inc.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee schedule for the Fund provides for a breakpoint after the first one billion dollars of assets under management. The Trustees determined that the breakpoint structure of the Fund's investment advisory fee will share such economies with Fund shareholders. The Trustees further noted that given the Fund's current asset levels, it was not necessary to reconsider the implementation of the Fund's fee breakpoint at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Muhlenkamp does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund's portfolio transactions. The Trustees further noted the Fund does not utilize Rule 12b-1 fees. The Trustees considered that Muhlenkamp may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Muhlenkamp does not receive additional material financial benefits from services rendered to the Fund.

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited)
Six Months Ended June 30, 2016

1.  BROKER COMMISSIONS

For the six months ended June 30, 2016, the Fund paid $74,110 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal one cent (1¢) per Fund share and would have increased the net expense ratio from 1.24% to 1.30%.

2.  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

3.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

This page was intentionally left blank.

This page was intentionally left blank.

MUHLENKAMP FUND

PRIVACY NOTICE (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you ("Personal Information") directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund's investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER

Muhlenkamp & Company, Inc.

5000 Stonewood Drive, Suite 300

Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank N.A.

1555 North Rivercenter Drive

Milwaukee, WI 53212

DISTRIBUTOR

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Bernstein, Shur, Sawyer & Nelson, P.A.

100 Middle Street

Portland, ME 04104

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	9/2/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	9/2/2016

By (Signature and Title)*	/s/ Brian Wiedmeyer
Brian Wiedmeyer, Treasurer

Date	9/2/2016

* Print the name and title of each signing officer under his or her signature.

3